Exhibit 10.2

CONSENT AND EIGHTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

AND RATIFICATION OF GUARANTY

THIS CONSENT AND EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND RATIFICATION OF GUARANTY (this “Eighth Amendment”) is made as of this 19th day of April, 2016 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), and SEESMART, INC., a Delaware corporation (“Seesmart”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, Energy Source, and RLT-E-Lighting, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”); and

WHEREAS, pursuant to the terms and conditions of that certain Guaranty, dated as of August 20, 2014, made by the Guarantors in favor of the Lender and the Secured Parties (as amended, supplemented, modified and in effect, collectively, the “Guaranty”), the Guarantors have guaranteed the Guaranteed Obligations of the Borrowers under the Loan Agreement and the other Loan Documents.

WHEREAS, the Obligors have requested that the Lender agrees to the increase of the Revolver Commitment by $2,000,000, to a new maximum of $27,000,000 in the aggregate.

WHEREAS, the Lender is willing to so agree to the increase of the Revolver Commitment by $2,000,000, to a new maximum of $27,000,000 in the aggregate, subject to adjustments as set forth herein; provided that, inter alia, certain terms of the Loan Agreement are modified as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Agreement to Increase the Revolver Commitment. The Lender hereby agrees to the increase of the Revolver Commitment by $2,000,000, to a new maximum of $27,000,000 in the aggregate, subject to adjustments as set forth herein, provided that each of the Conditions Precedent to Effectiveness set forth in Section 10 hereof shall be satisfied, all as determined by the Lender in its sole reasonable discretion.

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Pledged Cash Collateral” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Pledged Cash Collateral: means all of Pledgor’s right, title and interest in and to the cash and other assets more particularly described in the Cash Collateral Pledge Agreement and which shall be under the sole dominion and control of the Lender. As of the Eighth Amendment Effective Date, the aggregate amount of Pledged Cash Collateral is $7,000,000.”

(b)	The definition of “Revolver Commitment” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Revolver Commitment: Lender’s obligation to make Revolver Loans and to issue Letters of Credit in an amount up to $27,000,000 in the aggregate, which amount shall automatically be reduced to $25,000,000 in the aggregate if Pledgor terminates Pledgor’s Guaranty pursuant to the terms and conditions thereof.”

(c)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

““Eighth Amendment” means that certain Consent and Eighth Amendment to Loan and Security Agreement, dated as of April 19, 2016, by and among. the Obligors and the Lender.”

““Eighth Amendment Effective Date”: means April 19, 2016.”

““Post-Eighth Amendment Obligations”: as defined in the Eighth Amendment.”

4. Post-Seventh Amendment Obligations. The Obligors hereby agree to satisfy the Post-Seventh Amendment Obligations (as defined in the Seventh Amendment), as determined by Lender in its sole discretion, by no later than May 2, 2016.

5. Post-Eighth Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than April 22, 2016 (collectively the “Post-Eighth Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Eighth Amendment Obligations shall constitute an Event of Default under the Loan Agreement:

(a)	Certificates of a duly authorized officer of each Obligor certifying (i) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Eighth Amendment and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign such documents.

(b)	An executed written opinion of Lowenstein Sandler LLP with regard to the matters addressed in the Eighth Amendment.

6. Ratification of Loan Documents. Except as specifically amended by this Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

7. Ratification of Guaranty. Except as specifically amended by this Amendment, all of the terms and conditions of the Guaranty shall remain in full force and effect. Although not necessary to effectuate this Amendment, the Guarantors hereby ratify, confirm and reaffirm, all and singular, each of the terms and conditions of the Guaranty, and each of the warranties and representations made by the Guarantors in the Guaranty. The Guarantors acknowledge, confirms and agree that the Guaranteed Obligations include, without limitation, those arising under the Loan Agreement, as amended by this Amendment, and any future modifications, amendments, substitutions or renewals thereof.

8. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Amendment and/or the failure of the Obligors to perform its obligations under this Amendment shall constitute an Event of Default under the Loan Agreement.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAlVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Pledgor shall have increased the amount of Pledged Cash Collateral deposited under the Cash Collateral Pledge Agreement by an additional $2,000,000, resulting in an aggregate balance of Pledged Cash Collateral of $7,000,000.

(d)	The Lender shall have received fully-executed (as applicable) copies of all items set forth on the Lender’s closing checklist which has been provided to the Obligors.

(e)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(f)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender (i) all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Amendment, the Seventh Amendment and all documents related thereto and/or associated therewith, in the amount of $24,000.00, and (ii) the outstanding attorneys’ fees due prior to the Eighth Amendment Effective Date in the amount of $19,782.96.

11. Miscellaneous.

(a)

This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Amendment by no later than three (3) Business Days after the Eighth Amendment Effective Date.

(b)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

SEESMART TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

RELUME TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

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TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

SEESMART, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

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GUARANTORS:

SENTINEL SYSTEM, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

ENVIROLIGHT LED, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer